Generational Opportunity; Building on our Core Strength Investor Day 2020 Mark Hawkins President and CFO Evan Goldstein SVP, Investor Relations

Forward-Looking Statement "Safe harbor" statement under the Private Securities Litigation Reform Act of 1995.  This presentation contains forward-looking statements about the company's financial and operating results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, earnings per share, operating cash flow growth, operating margin improvement, expected revenue growth, expected current remaining performance obligation growth, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, shares outstanding, market growth, environmental, social and governance goals, expected capital allocation, including mergers and acquisitions (such as the proposed acquisition of Slack Technologies, Inc.), capital expenditures and other investments, expectations regarding closing contemplated acquisitions and contributions from acquired companies.  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our ability to realize the benefits from strategic partnerships, joint ventures and investments; our ability to successfully integrate acquired businesses and technologies; our ability to compete in the market in which we participate; the success of our business strategy and our plan to build our business, including our strategy to be a leading provider of enterprise cloud computing applications and platforms; our ability to execute our business plans; our ability to continue to grow unearned revenue and remaining performance obligation; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of our sales cycles; our ability to limit customer attrition and costs related to those efforts; the success of our international expansion strategy; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations, including as a result of acquisitions; our dependency on the development and maintenance of the infrastructure of the Internet; 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No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information and Where to Find It In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Slack Technologies Inc. and that also constitutes a prospectus of the Company.  Each of the Company and Slack Technologies Inc. may also file other relevant documents with the SEC regarding the proposed transaction.  This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company or Slack Technologies Inc. may file with the SEC.  The definitive proxy statement/ prospectus (if and when available) will be mailed to stockholders of Slack Technologies Inc.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Slack Technologies Inc. and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.salesforce.com/investor or by contacting the Company’s Investor Relations department at investor@salesforce.com.  Copies of the documents filed with the SEC by Slack Technologies Inc.  will be available free of charge on Slack’s website at investor.slackhq.com or by contacting Slack Technologies Inc.’s Investor Relations department at ir@slack.com.   Participants in the Solicitation The Company, Slack Technologies Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020, and the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 5, 2020, as well as in a Form 8-K filed by the Company with the SEC on June 1, 2020.  Information about the directors and executive officers of Slack Technologies Inc., including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Slack Technologies Inc.’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 5, 2020, and Slack’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 12, 2020.  Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.  Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from the Company or Slack Technologies Inc. using the sources indicated above.

Defining a Generational Opportunity Name Job title Mark Hawkins President and CFO

2020 2022E 2023E ~$53 ~$45 ~$23 ~$49~$52 ~$63 Non-Digital GDP Digital GDP Digital Transformation spend will reach an inflection point The Future Enterprise Source: IDC, Business Resiliency: A Stop on the Way to the Future Enterprise, Aug 2020. Worldwide Nominal GDP Driven by Digitally Transformed vs Other Enterprises ($T) 2020 2022E 2024E $2.39 $1.78 $1.31 $1.81$1.80$1.84 Other IT Spending DX Spending Worldwide DX Spending vs Other ($T) Source:  IDC Worldwide Digital Transformation Spending Guide, Nov 2020 (V2 2020)

Source: IDC, Business Resiliency: A Stop on the Way to the Future Enterprise, Doc # US46760620, August 2020. IDC COVID-19 Impact on IT Spending Survey. Survey conducted during 7th May to 15th May 2020 period. Rating scale of 1 (lowest priority) to 4 (highest priority). N=908 global technology leaders. Business Operations Resiliency Programs Customer Experience Programs Data Programs for Insights into Business Connectivity Programs SW Development Capabilities for Product Innovation Digital Trust Programs Evaluation of New Ecosystem Partners Digital Infrastructure Resiliency Programs Workplace Transformation Programs 4.01.0 As a result of the COVID-19 pandemic, how much will your organization be prioritizing the following initiatives for the rest of 2020 and into 2021? C-Suite Agenda Items Have Been Reprioritized

Ambitious vision grounded in core values Values Drive Value Leading with our values, Salesforce is the trusted guide accelerating customer success in the new all-digital, work- anywhere economy with Customer 360. We are the #1 CRM #1 Analytics #1 Integration company. Our Vision

Placeholder Footer Placeholder Slack

Portfolio of Expanding TAMs

Total Addressable Market growth from FY21-FY25



$200B
$175B
FY25 Total Addressable Market[1]
FY21
FY22
FY23
FY24
FY25
Sales
Service
Commerce
Marketing
Platform[3]
Integration[4]
Analytics[5]
11%
FY21-FY25
4YR CAGR[2]

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. Refer to appendix slide "Gartner Content Details" for details on the calculations performed.

1. Calculations for Sales, Service, Marketing, Commerce and Analytics are based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020. Calculations for Integration and Platform are based on Gartner, Forecast: Enterprise Infrastructure Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020.
2. 4 Year CAGR performed based on total TAM inclusive of recent acquisitions.
3. Platform defined as High Productivity aPaaS, High Control aPaaS, Application Platform Software, Business Process Management Suites, Digital Experience Platforms, Create, Verify.
4. Integration is defined as Full Life Cycle API Management, Integration Platform as a Service (iPaaS), Application Integration Suite, Data Integration Tools,
5. Analytics is defined as Modern BI Platforms, Traditional BI Platforms, Analytic Applications, Data Science Platforms, Location Intelligence.

salesforce

Sales



$21B
11% CAGR
$14B
15% CAGR
$8B
14% CAGR
Revenue
TAM
Revenue
TAM
TAM
FY17
FY21
FY25

Growth Opportunity

System of Intelligence
Evolution from system of record –> engagement –> intelligence

Rep Productivity
High Velocity Sales, Call Coaching and Territory Planning

Revenue Cloud
End-to-end revenue management; CPQ, Billing, Order Management, PRM

Industry Products
Improves customers' time to value, becoming increasing portion of Sales Cloud mix

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. Refer to appendix slide "Gartner Content Details" for details on the calculations performed.
4 Year CAGR for revenue based on restated FY17 ASC 606 revenue by cloud data, FY21 revenue represents Q3 FY21 revenue annualized.

Service



$32B
12% CAGR
$20B
14% CAGR
$12B
24% CAGR
Revenue
TAM
Revenue
TAM
TAM
FY17
FY21
FY25

Growth Opportunity

Omni-channel Engagement

Unites voice, chat, messaging and bots

Service Intelligence

Real time recommendations
+ Resource optimization

Industry Products

Service Cloud is frequently customized via our Industry offerings

Field Service Lightning

ARR of >$400m growing 89%[1]

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. Refer to appendix slide "Gartner Content Details" for details on the calculations performed.

4 Year CAGR for revenue based on restated FY17 ASC 606 revenue by cloud data, FY21 revenue represents Q3 FY21 revenue annualized.

[1] FSL annualized recurring revenue growth based on ending Q3 FY21

Marketing & Commerce


$41B
14% CAGR
$24B
19% CAGR
$12B
36% CAGR
Revenue
TAM
Revenue
TAM
TAM
FY17
FY21
FY25

Growth Opportunity

Audiences 360
Customer Data Platform is the Single Source of Truth

B2C+B2B Commerce
Digital commerce expanding beyond retailers

Payments Powered by Stripe
New opportunity to further customer success

GMV Growth
79% growth as of Q3 FY21[1]

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. Refer to appendix slide "Gartner Content Details" for details on the calculations performed.
4 Year CAGR for revenue based on restated FY17 ASC 606 revenue by cloud data, FY21 revenue represents Q3 FY21 revenue annualized.
[1] GMV Growth based on Q3 FY21 YoY growth in constant currency.

Platform



$32B
7% CAGR
$21B
3% CAGR
$24B
25% CAGR
Revenue
TAM
Revenue
TAM
TAM
FY17
FY21
FY25

Growth Opportunity

Ecosystem Advantage

World class AppExchange, ISVs, and SIs

Modern Low Code App Dev

Fastest application development technology for beginners to pro-coders

Employee Experience & Automation

Employee Experience is a strategic imperative

Shield (Data and Security)

ARR of >$500m growing 30%[1]

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. Refer to appendix slide "Gartner Content Details" for details on the calculations performed.

4 Year CAGR for revenue based on restated FY17 ASC 606 revenue by cloud data, FY21 revenue represents Q3 FY21 revenue annualized. FY17 and FY21 revenues have been adjusted to remove revenues associated with the Data Cloud as reflected on the following slide.

[1] Shield annualized recurring revenue growth based on ending Q3 FY21

Analytics & Integration



$49B
10% CAGR
$34B
19% CAGR
$17B
163% CAGR
Revenue
TAM
Revenue
TAM
TAM
FY17
FY21
FY25

Growth Opportunity

Solving Universal Challenge

Pervasive customer issue with integrating disparate systems and driving actionable insights

Proven Products

Broadest + deepest platforms, unrivaled communities, industry recognition and successful customers

Democratizing Technology

Making it easier and faster for business users to build, deploy and succeed

Synergies

Every digital transformation is a data transformation; Mulesoft $1.2B Annualized Revenue at 37%[1]

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. Refer to appendix slide "Gartner Content Details" for details on the calculations performed.

4 Year CAGR for revenue based on restated FY17 ASC 606 revenue by cloud data, FY21 revenue represents Q3 FY21 revenue annualized. FY17 and FY21 revenues reflect revenues from our Analytics and Integration offerings currently reported in Platform and Other in the FY17 and FY21 Revenue by Cloud external disclosures. [1] Mulesoft annualized revenue and growth based on ending Q3 FY21 revenue

Portfolio Recognition

Sales	**A Leader in the Gartner Magic Quadrant for Sales Force Automation** 28 July 2020, Analyst(s): Theodore (Tad) Travis, Adnan Zijadic, Melissa Hilbert, and Ilona Hansen
Service	**A Leader in the Gartner Magic Quadrant for CRM Customer Engagement Center** 04 June 2020, Analyst(s): Brian Manusama, Nadine LeBlanc
Marketing	**A Leader in the Gartner Magic Quadrant for Multichannel Marketing Hubs** 12 May 2020, Analyst(s): Noah Elkin, Benjamin Bloom, Colin Reid, Joseph Enever, Mike McGuire.
Commerce	**A Leader in the Gartner Magic Quadrant for Digital Commerce** 25 August 2020, Mike Lowndes, Jason Daigler, Penny Gillespie, Sandy Shen, Yanna Dharmasthira.
Analytics	**A Leader in the Gartner Magic Quadrant for Analytics and Business Intelligence Platforms** 11 February 2020, Analyst(s): James Richardson, Rita Sallam, Kurt Schlegel, Austin Kronz, Julian Sun.
Platform	**A Leader in the Gartner Magic Quadrant for Enterprise Low-Code Application Platforms** 30 September 2020. Analyst(s): Paul Vincent, Yefim Natis, Kimihiko Iijima, Jason Wong, Saikat Ray, Akash Jain, Adrian Leow.
Integration	**A Leader in the Gartner Magic Quadrant for Enterprise Integration Platform as a Service** 21 September 2020, Analyst(s): Eric Thoo, Massimo Pezzini, Keith Guttridge, Bindi Bhullar, Shameen Pillai, Abhishek Singh.

salesforce

Tableau is a Leader in the Gartner Magic Quadrant for Analytics and Business Intelligence Platforms in 2020. Mulesoft is a Leader in the Gartner Magic Quadrant for Enterprise Integration Platform as a Service in 2020.
Gartner does not endorse any vendor, product or service depicted in its research publications and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. The Gartner document is available upon request from Salesforce.

Industries

Vertical Software Coverage Map by Industry


FINS
HLS
PubSec
Manufacturing
Retail & CG
Comms & Media
TT&H
Capital Markets
Wealth
Insurance
Banking
Payers
Medical Device
Pharma
Providers
National Defense
State & Local
National Civilian
Utilities
Oil & Gas
Auto
Process
Discrete
Consumer Goods
Retail
Media
Comms
Hospitality
Travel
Transportation
Salesforce Industry Product
Vlocity Industry Product
Salesforce & Vlocity Industry Product
No Current Coverage
Size of square reflects relative TAM size

Growth Opportunity

~$2B ARR[1]

Enterprise-scale Industries business; accelerating investments and growth

Expanded Portfolio

Continuous innovation; focus on 12 large, regulated industries with poor customer service

Economic Benefits

Higher ASPs, lower attrition, more new logos and incremental TAM

Salesforce Analyst view of TAM Coverage based on TAM divided by sub-industry.

[1]Reflects approximate annualized recurring revenue as of July 31, 2020 from Salesforce Industry specific products and go-to-market organizations.

ISVs and AppExchange

AppExchange Coverage Map by Industry & Region



FINS
HLS
Pub Sec
Manufacturing
Retail & CG
Comms & Media
TT&H
High Tech
Pro Services
AMER
EMEA
APAC
JP
LATAM
Minimal Coverage
Low Coverage
Medium Coverage
High Coverage
Size of square reflects relative TAM size

ncino Veeva IQVIA APTTUS FINANCIALFORCE

Growth Opportunity

Differentiation

Most Robust Enterprise Software AppExchange

Customer Success

ISVs solve incremental business challenges our customers face

Financial Benefits

ISV solutions improve customer retention and expansion rates

Salesforce Analyst view of TAM Coverage based on TAM divided by # of ISVs in each Industry & Region sector.

salesforce

Einstein Predictions AI powered predictions fuels customer growth 80B+ predictions per day published as of November 2020. FY19 FY21 1B predictions per day 80B+ predictions per day Product Recommendations for Marketing and Commerce Best Response for Customer Service Proactive Outreach and Next Best Action Suggestions to Boost Sales

Competitive Advantage Large and Growing Market Values Driven M&A Execution Best in Class GTM Customer Success Stakeholder Capitalism Digital Transformation Imperative Trailblazer Community Ecosystem Advantage Culture Entrepreneurial Spirit Innovation

Gaining share driven by customer success The Global Leader in CRM 2015 2016 2017 2018 2019 2020H1 3.8% 4.8% 5.3% 3.9% 19.8% Ranked #1 for CRM Applications based on IDC 2020H1 Revenue Market Share Worldwide. Source: IDC, Worldwide Semiannual Software Tracker, October 2020. CRM market includes the following IDC-defined functional markets: Sales Force Productivity and Management, Marketing Campaign Management, Customer Service, Contact Center, Advertising, and Digital Commerce Applications.

Generational Opportunity


~$50B+
FY26 Target Including Slack[1]
~19%
FY21 - FY26
CAGR
~17%
FY22 - FY26
CAGR
~$46B
Core FY26 Target[1]
~$4B
Slack FY26 Target[1]
slack
FY25
FY24
FY23
~$24.8B
Core FY22[1]
~$0.6B
Slack Stub FY22[1]
slack
~38%
FY22 - FY26
CAGR
~$21.1B
FY21[1]
$17.1B
FY20
$13.3B
FY19
$10.5B
FY18
$8.4B
FY17
$6.7B
FY16

FY21: High end of FY21 revenue guide of $21.10B to $21.11B as of December 1 2020. FY22: High end of FY22 revenue guide of $25.45B to $25.55B including $600M from Slack and $150M from Acumen Solutions as of December 1, 2020. FY26: Long range target for FY26 of $50B inclusive of FY26 long range target for Slack of $4B as of December 8, 2020. Long range target for Slack is based on Salesforce projections and assumes the integration of Slack into Salesforce and associated synergies.
FY22E - FY26E Slack CAGR calculated on FY22 $0.6B Slack stub guidance annualized (calculated as $1.1B) based on assumption of close date in late Q2 FY22 as of December 1, 2020. FY21E - FY26E CAGR based on high end of FY21 revenue guide of $21.10B to $21.11B as of December 1, 2020 and FY26 long range target of $50B as of December 8, 2020.

Capturing the Opportunity Name Job title Evan Goldstein SVP, Investor Relations

Positioned for success across regions, end markets and products Note: for illustration purposes only. Diverse Growth Portfolio Enterprise Commercial Small Business Industries APAC EMEA AMER JAPAN LATAM Essentials Who Where What Sales Service Platform Marketing & Commerce Analytics & Integration

Key growth metrics tracking favorably Executing Go-To-Market Playbook FY19 77% 23% FY21 Land and Expand FY20 76% 24% New Logos Existing Logos 77% 23% 9% 91% Multi-Cloud Adoption 8% 92% Multi-Cloud Single Cloud 7% 93% 69% 31%International Expansion 67% 33% International Americas 66% 34% % of Incremental Annualized Revenue % of Annualized Recurring Revenue % of Annualized Recurring Revenue 22% New Logos including Tableau Note: Percentages for each year based on the trailing twelve months ended July 31 (fiscal Q2) as of the fiscal years shown. Data excludes contribution from Tableau for Land and Expand and Multi- Cloud Adoption. Land and expand is based on incremental change in annualized revenue, and Multi-Cloud and International data is based on annualized recurring revenue for dates noted.

Cohorts increase ARR via new clouds and expansion of existing ones Cohort for each fiscal year defined as new logos in that year. Data graphed represents annualized recurring revenue for each fiscal year shown for the trailing twelve months as of July 31 (fiscal Q2). Consistent Land and Expand Success FY10 FY17 To tal A R R 2.1x FY17 Cohort’s ARR Expansion over 4 years FY21 Cohort based on year of initial product purchase FY17 Cohort’s Average # of Clouds FY17 FY21 1.8 3.6 FY21 ARR

Enterprise Land and Expand Example

New clouds become part of customer expansion strategy


$70M
$2M
Annualized Recurring Revenue
Started with Sales Cloud in FY06
Added Marketing Cloud in FY13
FY19
FY15
FY13
FY11
FY08
FY06
FY06
FY21

Customer Example starting with their first purchase in FY'06. Annualized Recurring Revenue for each year shown is as of July 31 (fiscal Q2). Starting point of bars is illustrative.

salesforce

Small Businesses Grow With Salesforce

Evolution of FY15 SMB Cohort shows land and expand success

Scope of the Analysis:

- New logos in FY15
- SMB Logos (<20 employees)
- Tracked through FY20

Top Customers:

	ARR CAGR
Hospitality	259%
Enterprise Software	229%
Consumer Technology	222%



3,000
0
Cohort Customer Count
~20%
Avg. Annual Customer Attrition
19x
Higher ARR per Customer
36%
Total ARR CAGR
$100k
$0
ARR per Customer
Beginning ARR
Attrition
Incremental ARR
Ending ARR
FY15
FY20

Beginning ARR represents annualized recurring revenue as of February 1, 2014 (beginning of FY15) for new logos to Salesforce in SMB segment (defined as customers with less than 20 employees). Attrition represents total lost annualized recurring revenue for that cohort from FY15-FY20. Incremental ARR represents incremental new annualized recurring revenue booked within that cohort from FY15-FY20. Ending ARR represents annualized recurring revenue as of January 31, 2020 for that cohort.

A portfolio of unique unit economic margins Managing the Business Note: for illustration purposes only. Enterprise Commercial Small Business Industries APAC EMEA AMER JAPAN LATAM Essentials Who Where What Sales Service Platform Marketing & Commerce Analytics & Integration

Subscription economics offer valuable view of business performance Driving Long Term Success COS S&M G&A R&D Subscription Economics Non-GAAP P&L Lifetime Revenue Cost to Book2 Cost to Serve3 $1 of ARR/ Attrition Costs to acquire ARR / Incremental ARR (Costs to support LTR) / LTR Less Unit Economic Margin1 Current Period Revenue Less Non-GAAP Op Margin 1 Unit Economic Margin in this and subsequent slides are calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Unit Economic margin is not an operating margin. The “long-term margin” considers a low-single-digit growth rate. 2Cost to Book includes expenses related to adding incremental ARR; these expenses most closely relate to Sales and Marketing expense but do not directly tie to that line on the external income statement. Cost to Book is calculated based on costs associated with obtaining new ARR divided by new ARR and includes and excludes items presented as Sales and Marketing expense on our external P&L. The illustration in this slide is meant to provide a directional understanding of the metric and does not intimate that unit economic margins are operating margins. 3Cost to Serve includes expenses related to supporting the Lifetime Revenue; these expenses most closely relate to components of COS, G&A, and R&D expense but do not directly tie to those lines on the external income statement. Cost to Serve is also a metric, where expenses are divided by subscription revenue and does not refer solely to these expenses. The illustration in this slide is meant to provide a directional understanding of the metric and does not intimate that unit economic margins are operating margins. CTB and CTS investments have short and long term impacts

FY17 FY20 Attrition improvement > CTB increase Unit Economic Margin Improving Cost to Book Cost to Serve Attrition Unit Economic Margin $0.75 $1.25 40% 60% 20% 50% 5% 15% Pro tip: don’t use a ruler. Note: Axis labels are illustrative.

Cost To Book Reflects Sophisticated GTM…

Investing in our generational opportunity


$1.25
$0.75
Cost to Book

FY17		FY20
28%	International ARR[1]	33%
43%	International Sales HC[2]	49%
59%	Enterprise ARR[3]	66%
5	Product Clouds[4]	7
2	Industry Offerings	8

[1]Represents % of total annualized recurring revenue coming from outside of the U.S. and Canada as of July 31 (fiscal Q2) for each year noted.
[2]Represents % of total sales organization headcount based outside of the US and Canada as of January 31 (fiscal Q4) for each year noted.
[3]Represents % of total annualized recurring revenue coming from accounts with $1 million in annual spend ("Enterprise") as of July 31 (fiscal Q2) for each year noted.
[4]Represents total major product clouds. FY20 number includes Sales, Service, Platform, Marketing, Commerce, Integration, Analytics.

FY17 FY20 CTB investments produce higher quality ARR …Which Drives Attrition Improvement… Numbers are illustrative. 1Represents approximate attrition rate from accounts with $1 million in annual spend (“Enterprise”) as of January 31, 2020. 2Represents approximate attrition rate from accounts with 2 or more Clouds, as defined on the previous slide, as of January 31, 2020. Enterprise Industries Multi-Cloud SMB + CMRL Enterprise1 Horizontal CRM Single Cloud Multi-Cloud2 Industries Products Salesforce FY20 Attrition % Higher Lower Attrition5% 15%

Improves Unit Economic Margins FY17 FY20 Lower attrition outweighs higher cost to book profile …And Improves Unit Economic Margins Attrition5% 15% Lower Attrition Broader Business Portfolio Higher Quality ARR Incremental Go-To-Market Investments 1CAGR calculated between ending Salesforce cost to book (internal metric) as of January 31, 2017 and ending Salesforce cost to book as of January 31, 2020. 2CAGR calculated between ending Salesforce attrition as of January 31, 2017 and ending Salesforce attrition as of January 31, 2020. Note that Salesforce attrition excludes recent M&A, consistent with external financial statement disclosure. Cost to Book $0.75 $1.25 +3% FY17-FY20 CAGR1 -7% FY17-FY20 CAGR2

Improving Unit Economic Margins...

...validate growth strategy while applying near term P&L pressure



Broader Business Portfolio
Incremental Go-To-Market Investments
Higher Quality ARR
Lower Attrition

Subscription Economics

	FY17	FY20
Unit Economic Margin[1]	Mid-30s	40%

Prelim FY21[4]: 39%

Income Statement

	FY17	FY20
Non-GAAP S&M %[2]	39%	39%
GAAP S&M %[3]	45%	46%

[1] Unit Economic margin in this and subsequent slides are calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Unit Economic margin is not an operating margin. The "long-term margin" considers a low-single-digit growth rate.

[2] Represents Non-GAAP Sales & Marketing expense as a percentage of Revenue for each fiscal year shown. This is a non-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, when applicable.

[3] Represents Sales & Marketing expense as a percentage of Revenue for each fiscal year shown.

[4] Current company unit economic margin forecast as of October 31 (fiscal Q3), 2020.

Wrapping Up Name Job title Mark Hawkins President and CFO

Track Record of Execution

History of top line, margin, and cash flow growth


Revenue and Operating Margin
30%
0%
~$25.6B
$6.7B
FY16
FY17
FY18
FY19
FY20
FY21E
FY22E
Revenue $s
GAAP Operating Margin %
Non-GAAP Operating Margin %


Operating Cash Flow
~$4.9B
$1.6B
+25%
CAGR
FY16-FY21
FY16
FY17
FY18
FY19
FY20
FY21E
OCF $s

High End of FY22E revenue guide of $25.45B to $25.55B as of December 1st 2020. FY21E GAAP Operating Margin, Non-GAAP Operating Margin, and OCF Margin based on guidance provided December 1st 2020. FY22E Revenue based on guidance provided December 1st 2020. Non-GAAP operating margin is a non-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, when applicable.

FY17 and FY18 revenues recasted under ASC 606. FY16 under ASC 605.

Range of outcomes framed by operating efficiencies and M&A dilution FY22 Non-GAAP Op Margin Dynamics 17.6% FY21 Guide FY22 Core Expansion FY22 Slack Dilution FY22 Bridge Range of Net Expansion + Dilution 16.6% 18.6% Pro tip: don’t use a ruler. Includes T&E and Real Estate savings offset by growth investments such as GTM and Technology capacity Illustrations above do not reflect actual guidance. FY22 Non-GAAP Operating Margin guidance to be provided at a later date.

Subtitle text Footer Placeholder $28.4B 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 $5BFastest to Years Since Company Founded Note: Salesforce revenue of $5.4B in FY15 and $10.5B in FY19. Source for Microsoft, Oracle and SAP revenues: FactSet. $10B Fastest to $20B Fastest to ~$50B+ FY26 Target Including Slack1 Generational Opportunity FY21: High end of FY21 revenue guide of $21.10B to $21.11B as of December 1 2020. FY22: High end of FY22 revenue guide of $25.45B to $25.55B as of December 1, 2020. FY26: Long range target for FY26 of $50B inclusive of long range target for Slack for FY26 of $4B as of December 8, 2020. Long range target for Slack is based on Salesforce projections and assumes the integration of Slack into Salesforce and associated synergies. $10.2B $5.4B Fastest to

Appendix

+ Salesforce Customer 360 *Subject to the closing of the proposed acquisition of Slack, anticipated in the fiscal quarter ending July 31, 2021.

Gartner Content Details The Gartner content described herein (the “Gartner Content”) represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Gartner Content speaks as of its original publication date (and not as of the date of this presentation, December 8th 2020), and the opinions expressed in the Gartner Content are subject to change without notice. Gartner Total Addressable Market for fiscal years (FY) shown reflect the forecasted amounts for the following calendar years (CY); FY17 represents CY16, FY21 represents CY20, FY22 represents CY21, FY23 represents CY22, FY24 represents CY23, FY25 represents CY24. • Sales: Calculations for Sales (Customer Experience and Relationship Management) are based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020. Calculations for FY17 TAM based on Gartner Forecast: Enterprise Software Markets, Worldwide, 2014-2021, 2Q17 Update, June 27, 2017. • Service: Calculations for Service (Customer Service and Support) based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020. Calculations for FY17 TAM based on Gartner Forecast: Enterprise Software Markets, Worldwide, 2014-2021, 2Q17 Update, June 27, 2017. • Marketing and Commerce: Calculations for Marketing and Commerce (Digital Commerce and Marketing) based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020. Calculations for FY17 TAM based on Gartner Forecast: Enterprise Software Markets, Worldwide, 2014-2021, 2Q17 Update, June 27, 2017. • Platform: Calculations for Platform based on Gartner, Forecast: Enterprise Infrastructure Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020.  Calculations for FY17 TAM based on Gartner Forecast: Enterprise Software Markets, Worldwide, 2014-2021, 2Q17 Update, June 27, 2017. Platform defined as High Productivity aPaaS, High Control aPaaS, Application Platform Software, Business Process Management Suites, Digital Experience Platforms, Create, Verify. • Analytics and Integration: Calculations for Analytics based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020. Calculations for Integration based on Gartner, Forecast: Enterprise Infrastructure Software, Worldwide, 2018-2024, Q3 2020 Update, 30 September 2020.  Calculations for FY17 TAM based on Gartner Forecast: Enterprise Software Markets, Worldwide, 2014-2021, 2Q17 Update, June 27, 2017. Integration market is defined as Full Life Cycle API Management, Integration Platform as a Service (iPaaS), Application Integration Suite, Data Integration Tools. Analytics is defined as Modern BI Platforms, Traditional BI Platforms, Analytic Applications, Data Science Platforms, Location Intelligence.

Non-GAAP Financial Measures This presentation includes information about non-GAAP income from operations, non-GAAP operating margin, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue (collectively the “non-GAAP financial measures”). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the company’s performance. The primary purpose of using non-GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation, and amortization of acquisition-related intangibles. Non-GAAP sales and marketing expense excludes amortization of intangibles and stock based compensation expense. Non-GAAP sales and marketing expense as a percentage of revenue is based on GAAP revenue.

Non-GAAP Reconciliation Table (in millions) ASC 606 ASC 605 Non-GAAP income from operations FY20 FY19 FY18 FY17 FY16 GAAP income from operations $297 $535 $454 $64 $115 Plus: Amortization of purchased intangibles $792 $447 $287 $225 $158 Stock-based expenses $1,785 $1,283 $997 $820 $594 Less: Operating lease termination resulting from purchase of 50 Fremont $0 $0 $0 $0 $(37) Non-GAAP income from operations $2,874 $2,265 $1,738 $1,109 $830 As Margin % Total revenues $17,098 $13,282 $10,540 $8,392 $6,667 GAAP operating margin 1.7% 4.0% 4.3% 0.8% 1.7% Non-GAAP operating margin 16.8% 17.1% 16.5% 13.2% 12.5% Year-over-Year improvement (24) bps 57 bps 326 bps 78 bps 177 bps (in millions) ASC 606 Non-GAAP Sales and Marketing Expense FY20 FY17 GAAP Sales and Marketing Expense $7,930 $3,812 Less: Amortization of purchased intangibles $352 $98 Stock-based expenses $853 $389 Non-GAAP Sales and Marketing Expense $6,725 $3,325 As % of Revenue Total revenues $17,098 $8,437 GAAP Sales and Marketing Expense 46% 45% Non-GAAP Sales and Marketing Expense 39% 39%